Exhibit 10.4

FIRST AMENDMENT TO
SPECIAL PURPOSE SHAREHOLDER AGREEMENT

OF

ALLIED PHYSICIANS OF CALIFORNIA,

A PROFESSIONAL MEDICAL CORPORATION

This FIRST AMENDMENT TO SPECIAL PURPOSE SHAREHOLDER AGREEMENT (the “Amendment”) is made and entered into as of September 11, 2019, MEDICAL CORPORATION doing business as Allied Pacific of California IPA (the “Corporation”), and AP-AMH MEDICAL CORPORATION, a California professional medical corporation, the holder of the Series A Preferred Stock (the “Series A Preferred Stockholder”).

A.           The Corporation and the Series A Preferred Stockholder have previously entered into that certain Special Purpose Shareholder Agreement dated as of May 10, 2019 (the “Shareholder Agreement”).

B.           The Corporation and the Series A Preferred Stockholder desire to amend the Shareholder Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto, each intending to be bound hereby, agree as follows:

1.          Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Shareholder Agreement.

2.          Recital A. Recital A of the Shareholder Agreement is hereby amended and restated in its entirety as follows:

A.           The Corporation will issue 1,000,000 shares of Series A Preferred Stock to the Series A Preferred Stockholder pursuant to the Certificate of Determination of Preferences of Series A Preferred Stock of Allied Physicians of California, A Professional Medical Corporation, dated September 11, 2019, a copy of which is attached as Exhibit A hereto (the “Certificate of Determination”).

3.          Exhibit A. Exhibit A to the Shareholder Agreement is hereby amended and restated in its entirety as set forth on Attachment 1 to this Amendment.

4.          Effect of Amendment. Except as expressly amended by this Amendment, all of the terms of the Shareholder Agreement shall remain unchanged and in full force and effect. The provisions of Article II of the Shareholder Agreement are incorporated in this Amendment by this reference, mutatis mutandis.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

“Corporation”:		“Series A Preferred Stockholder”:

ALLIED PHYSICIANS OF CALIFORNIA, A PROFESSIONAL MEDICAL CORPORATION		AP-AMH MEDICAL CORPORATION

By:	/s/ Terry Lee, M.D.	By:	/s/ Thomas Lam
Name:	Terry Lee, M.D.	Name:	Thomas Lam, M.D.
Title:	Independent Committee Member	Title:	Chief Executive Officer

S-1